Employee Benefit Plan, Subsequent Event	12 Months Ended
Dec. 31, 2025
AES Corp Retirement Savings Plan [Domain]
EBP, Subsequent Event [Line Items]
EBP, Subsequent Event	SUBSEQUENT EVENTS
On March 1, 2026, AES entered into an Agreement and Plan of Merger (the "Merger Agreement"), by and among AES, Horizon Parent, L.P., a Delaware limited partnership ("Parent"), and Horizon Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub"). Pursuant to the Merger Agreement, Merger Sub will merge with and into AES (the "Merger"), with AES continuing as the surviving corporation in the Merger. Parent is controlled by investment vehicles affiliated with one or more funds, accounts or other entities managed or advised by Global Infrastructure Management, LLC and the EQT Infrastructure VI fund. Consummation of the Merger is subject to various closing conditions.